SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2004

Stratus Properties Inc.

(Exact name of registrant as specified in its charter)

                Delaware                                              0-19989                                    72-1211572

  (State or other

            (Commission

(IRS Employer

  jurisdiction of

            File Number)

Identification

  incorporation or

                Number)

  organization)

98 San Jacinto Blvd., Suite 220

Austin, Texas 78701

(address of principal executive offices)

Registrant's telephone number, including area code:  (512) 478-5788

Item 12. Results of Operations and Financial Condition.

Stratus Properties Inc. issued a press release dated March 30, 2004, announcing its fourth-quarter 2003 results and certain recent developments (see exhibit 99).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Properties Inc.

By:   /s/ C. Donald Whitmire, Jr.

        -------------------------------------

         C. Donald Whitmire, Jr.

                    Vice President - Controller

      (authorized signatory and

     Principal Accounting Officer)

Date:  March 30, 2004

Stratus Properties Inc.

      Exhibit Index

Exhibit

Number

  99

Press release dated March 30, 2004, titled “Stratus Properties Inc. Reports Fourth-Quarter and Twelve Months 2003 Results.”